                                                                    EXHIBIT 99.1

                    [LOGO OF BANC OF AMERICA SECURITIES LLC]

--------------------------------------------------------------------------------

RMBS NEW ISSUE TERM SHEET

$1,424,995,000 CERTIFICATES (APPROXIMATE)

FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
Classes: A-PT, A-1, A-2, A-3, M-1, M-2, M-3, M-4, M-5, M-6 & M-7

ASSET BACKED FUNDING CORPORATION
Depositor

FIRST FRANKLIN FINANCIAL CORPORATION
Originator

COUNTRYWIDE HOME LOAN SERVICING LP
Servicer

THE MURRAYHILL COMPANY
Credit Risk Manager

SEPTEMBER 29th, 2004


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     $1,424,995,000 (APPROXIMATE)

                                TABLE OF CONTENTS

     -   SUMMARY OF CERTIFICATES                                 PP. 3

     -   IMPORTANT DATES AND CONTACTS                            PP. 4

     -   SUMMARY OF TERMS                                        PP. 6

     -   CREDIT ENHANCEMENT                                      PP. 8

     -   PASS-THROUGH RATES                                      PP. 12

     -   TRIGGER EVENTS                                          PP. 13

     -   YIELD MAINTENANCE AGREEMENT(S)                          PP. 14

     -   INTEREST AND PRINCIPAL DISTRIBUTIONS                    PP. 17

     -   DEFINITIONS                                             PP. 20

     -   BOND SUMMARY                                            PP. 26

     -   CAP SCHEDULES                                           PP. 30

     ANNEX A

     COLLATERAL INFORMATION IS LOCATED IN THE ACCOMPANYING FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10 ANNEX A


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     $1,424,995,000 (APPROXIMATE)

                             SUMMARY OF CERTIFICATES

                                                                                                            Expected
               Expected                               Expected          Expected                            Ratings
              Approximate    Interest   Principal     WAL (yrs)     Principal Window   Expected   ----------------------------
  Class       Size ($)(1)      Type       Type        CALL/MAT       (mos) CALL/MAT       CE       S&P       FITCH      DBRS
------------------------------------------------------------------------------------------------------------------------------
 A-PT(2)      250,000,000      Float     Sen PT       2.79/2.98        1-77/1-176        11.00%    AAA        AAA       AAA
  A-1(2)      311,532,000      Float     Sen Seq      1.00/1.00        1-19/1-19         11.00%    AAA        AAA       AAA
  A-2(2)      588,470,000      Float     Sen Seq      3.00/3.00        19-68/19-68       11.00%    AAA        AAA       AAA
  A-3(2)      122,698,000      Float     Sen Seq      6.32/7.95       68-77/68-176       11.00%    AAA        AAA       AAA
   M-1         79,365,000      Float       Mezz       4.55/4.92       37-77/37-130        5.45%    AA         AA        AA
   M-2         32,890,000      Float       Mezz       4.53/4.81       37-77/37-110        3.15%     A          A         A
   M-3         13,585,000      Float       Mezz       4.53/4.69        37-77/37-94        2.20%     A-         A-      A(low)
   M-4          7,150,000      Float       Mezz       4.53/4.57        37-77/37-83        1.70%    BBB+       BBB+   BBB(high)
   M-5          7,150,000      Float       Mezz       4.42/4.42        37-76/37-76        1.20%    BBB        BBB       BBB
   M-6          7,150,000      Float       Mezz       4.10/4.10        37-66/37-66        0.70%    BBB-       BBB-   BBB(low)
   M-7          5,005,000      Float       Mezz       3.40/3.40        37-50/37-50        0.35%    BBB-       N/A       N/A

(1) The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.
(2) The Class A-PT, Class A-1, Class A-2 and Class A-3 Certificates will be sized on investor demand and may be either combined or further divided.

STRUCTURE:

(1) The margin on the Class A Certificates will double, and the margins on the Mezzanine Certificates will equal 1.5x their original margins after the Optional Termination Date.
(2) The Certificates will be subject to the applicable Net WAC Rate as described herein.
(3) The assumed collateral balance of $1,430,000,000 used to generate bond sizes is slightly lower than the Statistical Cut-off Date Mortgage Loan Balance as it factors in assumed prepayments collected in the month of September.

                                  PRICING SPEED

ADJUSTABLE-RATE     100% ARM PPC
MORTGAGE LOANS
                    100% ARM PPC assumes that prepayments start at 4% CPR in month one, increase by approximately 1.348% each month to 35% CPR in month twenty-four, and remain at 35% CPR thereafter.

FIXED-RATE          100% FRM PPC
MORTGAGE LOANS
                    100% FRM PPC assumes that prepayments start at 2.3% CPR in month one, increase by approximately 2.3% each month to 23%
                    CPR in month ten, and remain at 23% CPR thereafter.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     $1,424,995,000 (APPROXIMATE)

                           SUMMARY OF IMPORTANT DATES

DEAL INFORMATION
Expected Pricing              Week of September 27, 2004
Expected Settlement           10/21/2004
First Distribution            11/25/2004
Expected Stepdown             11/25/2007

COLLATERAL INFORMATION
Statistical Cut-off Date      09/01/2004
Cut-off Date                  10/01/2004

BOND INFORMATION

                                                              Expected
                        Initial                             Last Scheduled      REMIC
                        Accrual                   Delay    Distribution Date    Maturity
 Class    Dated Date     Days    Accrual Method   Days       Call/Mat(1)        Date(2)
 A-PT     10/21/2004      0          Act/360        0       Mar-11/Jun-19     11/25/2034
  A-1     10/21/2004      0          Act/360        0       May-06/May-06     11/25/2034
  A-2     10/21/2004      0          Act/360        0       Jun-10/Jun-10     11/25/2034
  A-3     10/21/2004      0          Act/360        0       Mar-11/Jun-19     11/25/2034
  M-1     10/21/2004      0          Act/360        0       Mar-11/Aug-15     11/25/2034
  M-2     10/21/2004      0          Act/360        0       Mar-11/Dec-13     11/25/2034
  M-3     10/21/2004      0          Act/360        0       Mar-11/Aug-12     11/25/2034
  M-4     10/21/2004      0          Act/360        0       Mar-11/Sep-11     11/25/2034
  M-5     10/21/2004      0          Act/360        0       Feb-11/Feb-11     11/25/2034
  M-6     10/21/2004      0          Act/360        0       Apr-10/Apr-10     11/25/2034
  M-7     10/21/2004      0          Act/360        0       Dec-08/Dec-08     11/25/2034

(1) The Expected Last Scheduled Distribution Date is calculated based on the Pricing Speed and other modeling assumptions.
(2) The REMIC Maturity Date is the Distribution Date following the maturity date for the Mortgage Loan with the latest possible maturity date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     $1,424,995,000 (APPROXIMATE)

                                    CONTACTS

BANC OF AMERICA SECURITIES LLC

MORTGAGE TRADING/SYNDICATE             Tel: (212)847-5095
                                       Fax: (704)388-9677
Rob Karr                               robert.h.karr@bankofamerica.com
Patrick Beranek                        patrick.beranek@bankofamerica.com
Charlene Balfour                       charlene.c.balfour@bankofamerica.com
Chris Springer                         chris.springer@bankofamerica.com

PRINCIPAL FINANCE GROUP                Fax: (704)388-9668 (Fax)
Kirk Meyers                            Tel: (704)388-3148
                                       kirk.b.meyers@bankofamerica.com
Rajneesh Salhotra                      Tel: (704)386-1540
                                       rajneesh.salhotra@bankofamerica.com
Shaun Ahmad                            Tel: (704)387-2658
                                       shaun.ahmad@bankofamerica.com
Jorge Panduro                          Tel: (704)386-0902
                                       jorge.a.panduro@bankofamerica.com

RATING AGENCIES
Mark Zelmanovich - Fitch               (212)908-0259
                                       mark.zelmanovich@fitchratings.com
Monica Perelmuter - S&P                (212)438-6309
                                       monica_perelmuter@sandp.com
Quincy Tang - DBRS                     (212)635-3410
                                       qtang@dbrs.com


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     $1,424,995,000 (APPROXIMATE)

                                SUMMARY OF TERMS

ISSUER:                       First Franklin Mortgage Loan Trust 2004-FF10 (the
                              "Trust").

TITLE OF SECURITIES:          Mortgage Pass-Through Certificates, Series
                              2004-FF10.

OFFERED CERTIFICATES:         The Class A-PT, Class A-1, Class A-2 and Class A-3
                              Certificates (together, the "Class A
                              Certificates") and the Class M-1, Class M-2, Class
                              M-3, Class M-4, Class M-5, Class M-6 and Class M-7
                              Certificates (the "Mezzanine Certificates").

SEQUENTIAL CERTIFICATES:      The Class A-1, Class A-2 and Class A-3
                              Certificates. All principal distributions to the Sequential Certificates shall be paid first, to the Class A-1 Certificates until the principal balance of the Class A-1 Certificates is reduced to zero, second, to the Class A-2 Certificates until the principal balance of the Class A-2
                              Certificates is reduced to zero, and then to Class
                              A-3 Certificates until the principal balance of the Class A-3 Certificates is reduced to zero.

OFFERING TYPE:                All the Certificates will be offered publicly
                              pursuant to a Prospectus.

DEPOSITOR:                    Asset Backed Funding Corporation.

ORIGINATOR:                   First Franklin Financial Corporation, a subsidiary
                              of National City Corporation.

INTERIM SERVICER:             National City Bank of Indiana.

INTERIM SERVICING PERIOD:     From the Cut-off Date to on or about
                              November 1, 2004.

SERVICER:                     Countrywide Home Loan Servicing LP.

TRUSTEE AND CUSTODIAN:        JPMorgan Chase Bank.

CREDIT RISK MANAGER:          The Murrayhill Company.

LEAD MANAGER AND              Banc of America Securities LLC.
BOOKRUNNER:

CO-MANAGERS:                  Countrywide Securities Corporation, Blaylock &
                              Partners LP.

CLOSING DATE:                 On or about October 21, 2004.

TAX STATUS:                   The Offered Certificates (exclusive of the right
                              to receive Net WAC Rate Carryover Amounts) will be designated as regular interests in one or more
                              REMICs and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

ERISA ELIGIBILITY:            All of the Offered Certificates are expected to be
                              ERISA eligible under Banc of America Securities
                              LLC's administrative exemption from certain prohibited transaction rules granted by the Department of Labor as long as (i) conditions of the exemption under the control of the investor are met and (ii) the Offered Certificates remain in the four highest rating categories.

SMMEA ELIGIBILITY:            Of the Offered Certificates, only the Class A and
                              Class M-1 Certificates are expected to constitute
                              "mortgage related securities" for purposes of SMMEA.

MINIMUM DENOMINATIONS:        $25,000 and integral multiples of $1 in excess
                              thereof.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     $1,424,995,000 (APPROXIMATE)

                                SUMMARY OF TERMS

DISTRIBUTION DATES:           The 25th of each month, or if such day is not a
                              business day, the next succeeding business day, beginning in November 2004.

ACCRUED INTEREST:             The price to be paid by investors for the Offered
                              Certificates will not include accrued interest
                              (settle flat).

DAY COUNT:                    With respect to the Offered Certificates,
                              Actual/360.

INTEREST ACCRUAL PERIOD:      The Interest Accrual Period for each Distribution
                              Date with respect to the Certificates will be the period beginning with the previous Distribution
                              Date (or, in the case of the first Distribution
                              Date, the Closing Date) and ending on the day prior to such Distribution Date.

PAYMENT DELAY:                With respect to the Offered Certificates, 0 days.

SERVICING FEE:                Approximately 0.50% per annum on the aggregate
                              principal balance of the Mortgage Loans.

INTERIM SERVICING FEE:        Approximately 0.50% per annum on the aggregate
                              principal balance of the Mortgage Loans.

CREDIT RISK MANAGER FEE:      Approximately 0.015% per annum on the aggregate
                              principal balance of the Mortgage Loans.

STATISTICAL CUT-OFF DATE:     The close of business on September 1, 2004.

CUT-OFF DATE:                 The close of business on October 1, 2004.

MORTGAGE LOANS:               As of the Statistical Cut-off Date, the aggregate
                              principal balance of the Mortgage Loans is approximately $1,439,571,465.12 (the "Mortgage
                              Loans").

                              SEE THE ACCOMPANYING FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10 COLLATERAL ANNEX FOR ADDITIONAL INFORMATION ON THE MORTGAGE LOANS.

OPTIONAL TERMINATION DATE:    The first Distribution Date on which the aggregate
                              principal balance of the Mortgage Loans declines to 10% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the
                              "Cut-off Date Principal Balance").

MONTHLY SERVICER ADVANCES:    The Servicer will be obligated to advance its own
                              funds in an amount equal to the aggregate of all payments of principal and interest (net of Servicing Fees) that were due during the related collection period on the Mortgage Loans. Advances are required to be made only to the extent they are deemed by the Servicer to be recoverable from related late collections, insurance proceeds, condemnation proceeds or liquidation proceeds.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     $1,424,995,000 (APPROXIMATE)

                               CREDIT ENHANCEMENT

CREDIT ENHANCEMENT:      Credit enhancement for the structure is provided by the
                         PMI Policy, Excess Cashflow, overcollateralization and subordination.

                         CREDIT ENHANCEMENT:

                         (1) The Class A Certificates are enhanced by the PMI Policy, Excess Cashflow, the Overcollateralization Amount and approximately 10.65% in subordinate certificates.

                         (2) The Class M-1 Certificates are enhanced by the PMI Policy, Excess Cashflow, the Overcollateralization Amount and approximately 5.10% in subordinate certificates.

                         (3) The Class M-2 Certificates are enhanced by the PMI Policy, Excess Cashflow, the Overcollateralization Amount and approximately 2.80% in subordinate certificates.

                         (4) The Class M-3 Certificates are enhanced by the PMI Policy, Excess Cashflow, the Overcollateralization Amount and approximately 1.85% in subordinate certificates.

                         (5) The Class M-4 Certificates are enhanced by the PMI Policy, Excess Cashflow, the Overcollateralization Amount and approximately 1.35% in subordinate certificates.

                         (6) The Class M-5 Certificates are enhanced by the PMI Policy, Excess Cashflow, the Overcollateralization Amount and approximately 0.85% in subordinate certificates.

                         (7) The Class M-6 Certificates are enhanced by the PMI Policy, Excess Cashflow, the Overcollateralization Amount and approximately 0.35% in subordinate certificates.

                         (8) The Class M-7 Certificates are enhanced by the PMI Policy, Excess Cashflow and the
                              Overcollateralization Amount.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     $1,424,995,000 (APPROXIMATE)

                               CREDIT ENHANCEMENT

PMI POLICY:              The Depositor will acquire a mortgage insurance policy
                         (the "PMI Policy") on behalf of the Trust on the Closing Date. The PMI Policy will cover a portion of certain losses down to at least 60% of the value of the mortgaged property, subject to certain limitations and exclusions, on approximately 50.61% of those Mortgage
                         Loans in the Trust with original loan-to-value ratios in excess of 80%.

PMI POLICY PROVIDER:     Radian Guaranty Inc.

EXPECTED CREDIT SUPPORT
PERCENTAGE:

                            Class     Initial Credit Support     After Stepdown Support
                            -----     ----------------------     ----------------------
                              A               11.00%                     22.00%
                             M-1               5.45%                     10.90%
                             M-2               3.15%                      6.30%
                             M-3               2.20%                      4.40%
                             M-4               1.70%                      3.40%
                             M-5               1.20%                      2.40%
                             M-6               0.70%                      1.40%
                             M-7               0.35%                      0.70%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     $1,424,995,000 (APPROXIMATE)

                               CREDIT ENHANCEMENT

EXPECTED                 Prior to the Stepdown Date, the Overcollateralization
OVERCOLLATERALIZATION    Target Amount will be approximately 0.35% of the
TARGET AMOUNT:           Cut-off Date Principal Balance. The
                         Overcollateralization Target Amount on or after the Stepdown Date will be the greater of (a) approximately
                         0.70% of the aggregate Principal Balance of the Mortgage Loans for the related Distribution Date and
                         (b) 0.35% of the Cut-off Date Principal Balance;
                         provided however, if a Trigger Event has occurred on the related Distribution Date, the
                         Overcollateralization Target Amount will be equal to the Overcollateralization Target Amount for the previous Distribution Date.

OVERCOLLATERALIZATION    The Overcollateralization Release Amount means, with
RELEASE AMOUNT:          respect to any Distribution Date on or after the
                         Stepdown Date on which a Trigger Event is not in effect, the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date
                         (assuming that 100% of the Principal Remittance Amount is applied as a principal payment on such Distribution
                         Date) over (ii) the Overcollateralization Target Amount for such Distribution Date.

OVERCOLLATERALIZATION    As of any Distribution Date, the Overcollateralization
DEFICIENCY AMOUNT:       Deficiency Amount is the excess, if any, of (a) the
                         Overcollateralization Target Amount for such
                         Distribution Date over (b) the Overcollateralization
                         Amount for such Distribution Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the certificate principal balances of all classes of Certificates resulting from the distribution of the Principal Distribution Amount (but not the Extra Principal Distribution Amount) on such Distribution Date, but prior to taking into account any Realized Losses allocated to any class of Certificates on such Distribution Date.

OVERCOLLATERALIZATION    The Overcollateralization Amount is equal to the excess
AMOUNT:                  of the aggregate principal balance of the Mortgage
                         Loans over the aggregate principal balance of the Certificates. On the Closing Date, the
                         Overcollateralization Amount is expected to equal the Overcollateralization Target Amount. To the extent the
                         Overcollateralization Amount is reduced below the Overcollateralization Target Amount, Excess Cashflow will be directed to build the Overcollateralization
                         Amount until the Overcollateralization Target Amount is reached.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     $1,424,995,000 (APPROXIMATE)

                               CREDIT ENHANCEMENT

AVAILABLE FUNDS:         Available Funds will be equal to the sum of the
                         following amounts with respect to the Mortgage Loans, net of amounts reimbursable or payable therefrom to the Servicer, or the Credit Risk Manager or the Trustee:
                         (i) the aggregate amount of monthly payments on the Mortgage Loans due during the related collection period and received by the Servicer prior to the related determination date, after deduction of the Servicing
                         Fee, the Credit Risk Manager Fee and the PMI Policy premium for such Distribution Date and any accrued and unpaid Servicing Fees and Credit Risk Manager Fees in respect of any prior Distribution Dates, (ii) unscheduled payments in respect of the Mortgage Loans, including prepayments, insurance proceeds, net liquidation proceeds, condemnation proceeds, recoveries and proceeds from repurchases of and substitutions for such Mortgage Loans occurring during the related prepayment period, excluding prepayment charges, (iii) on the Distribution Date on which the Trust is to be terminated in accordance with the Pooling and Servicing
                         Agreement, the Termination Price and (iv) payments from the Servicer in connection with Advances and Compensating Interest for such Distribution Date.

EXCESS CASHFLOW:         For the Offered Certificates on each Distribution Date
                         is equal to the sum of (x) any Overcollateralization
                         Release Amount and (y) the excess of the Available
                         Funds over the sum of (i) the interest paid on the Offered Certificates and (ii) the Principal Remittance
                         Amount.

STEPDOWN DATE:           The earlier to occur of (i) the Distribution Date on
                         which the aggregate certificate principal balance of the Class A Certificates has been reduced to zero and
                         (ii) the later to occur of (a) the Distribution Date in November 2007 and (b) the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to approximately 22.00%. The Credit
                         Enhancement Percentage is obtained by dividing (x) the sum of the aggregate certificate principal balance of the Mezzanine Certificates and the
                         Overcollateralization Amount (before taking into account distributions of principal on such Distribution
                         Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     $1,424,995,000 (APPROXIMATE)

                               PASS-THROUGH RATES

The Pass-Through Rate for each class of the Offered Certificates for any Distribution Date will be the lesser of (x) the related Formula Rate for such Distribution Date and (y) the related Net WAC Rate for such Distribution Date.

FORMULA RATE:            The Formula Rate for the Offered Certificates is the
                         lesser of:

                              (i) the sum of (a) one-month LIBOR as determined for the related period and (b) the certificate margin for the applicable class; and

                              (ii) the Maximum Cap Rate for such Distribution
                                   Date.

                         On each Distribution Date after the Optional
                         Termination Date, the certificate margin for the Class A Certificates will be 2 times the related initial certificate margin, and for the Mezzanine Certificates, the related certificate margin will be 1.5 times the related initial certificate margin.

ADJUSTED NET MORTGAGE    The Adjusted Net Mortgage Rate for each Mortgage Loan
RATE:                    is equal to the mortgage interest rate less the sum of
                         (i) the Servicing Fee rate, I (ii) the Credit Risk
                         Manager Fee rate and (iii) the PMI Policy premium rate, if any.

ADJUSTED NET MAXIMUM     The Adjusted Net Maximum Mortgage Rate for each
MORTGAGE RATE:           Mortgage Loan is equal to the maximum mortgage interest
                         rate (or the mortgage interest rate in the case of fixed rate mortgage loans) less the sum of (i) the Servicing Fee rate, I (ii) the Credit Risk Manager Fee rate and (iii) the PMI Policy premium rate, if any.

MAXIMUM CAP RATE:        The Maximum Cap Rate for the Offered Certificates on
                         any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the Interest Accrual Period) equal to the weighted average of the Adjusted Net Maximum Mortgage Rates of the Mortgage Loans.

NET WAC RATE:            The Net WAC Rate for the Offered Certificates on any
                         Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the Interest Accrual Period) equal to the weighted average of the Adjusted Net Mortgage Rates of the Mortgage Loans.

NET WAC RATE CARRYOVER   If, on any Distribution Date, the Pass-Through Rate for
AMOUNT:                  a class of Offered Certificates is limited by the Net
                         WAC Rate, the "Net WAC Rate Carryover Amount" for such class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such class based on the related Formula Rate over (b) the amount of interest actually accrued on such class based on the Net WAC Rate and (ii) the unpaid portion of any related Net WAC Rate Carryover Amount from any prior
                         Distribution Dates together with accrued interest at the related Formula Rate. Any Net WAC Rate Carryover
                         Amount will be paid on such Distribution Date or future
                         Distribution Dates to the extent of funds available.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     $1,424,995,000 (APPROXIMATE)

                                  TRIGGER EVENT

TRIGGER EVENT:           A Trigger Event exists with respect to any Distribution
                         Date on or after the Stepdown Date (i) if the three month rolling average of 60+ day delinquent loans
                         (including loans that are in bankruptcy or foreclosure and are 60+ days delinquent or that are REO) is greater than 50% of the Credit Enhancement Percentage or (ii) if the Cumulative Realized Loss Percentage exceeds the value defined below for such Distribution Date:

                               DISTRIBUTION DATES                  CUMULATIVE REALIZED LOSS PERCENTAGE
                          ----------------------------        ---------------------------------------------
                          November 2007 - October 2008        2.65% for the first month, plus an additional
                                                                1/12th of 0.85% for each month thereafter

                          November 2008 - October 2009        3.50% for the first month, plus an additional
                                                                1/12th of 0.70% for each month thereafter

                          November 2009 - October 2010        4.20% for the first month, plus an additional
                                                                1/12th of 0.15% for each month thereafter

                             November 2010 and after                              4.35%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     $1,424,995,000 (APPROXIMATE)

                           YIELD MAINTENANCE AGREEMENT
                              CLASS A CERTIFICATES

On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement
with [      ] (the "Counterparty") for the benefit of the Class A Certificates.
The notional balance of the Yield Maintenance Agreement and the strike rates are in the table below. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the lower strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the upper strike rate. Net WAC Rate Carryover Amounts to the extent not covered by clause (xvi) of the Excess Cashflow Distribution will be covered to the extent of payments received by the Trustee under the Yield Maintenance Agreement. The Yield Maintenance Agreement will terminate after the Distribution Date in March 2008.

                      YIELD MAINTENANCE AGREEMENT SCHEDULE
           -----------------------------------------------------------
                                               LOWER          UPPER
             PERIOD         NOTIONAL           STRIKE         STRIKE
           -----------------------------------------------------------
               1          1,272,700,000        4.87%          9.68%
               2          1,265,753,381        5.74%          9.68%
               3          1,257,034,712        5.53%          9.67%
               4          1,246,548,415        5.53%          9.67%
               5          1,234,305,615        6.16%          9.67%
               6          1,220,324,256        5.54%          9.67%
               7          1,204,629,351        5.74%          9.67%
               8          1,187,252,483        5.54%          9.67%
               9          1,168,232,744        5.73%          9.66%
               10         1,147,616,810        5.53%          9.66%
               11         1,125,747,942        5.53%          9.66%
               12         1,102,672,050        5.75%          9.66%
               13         1,078,440,422        5.54%          9.65%
               14         1,053,108,022        5.74%          9.65%
               15         1,026,734,808        5.53%          9.64%
               16           999,384,971        5.53%          9.64%
               17           971,126,663        6.16%          9.64%
               18           942,031,688        5.54%          9.63%
               19           912,175,406        5.72%          9.62%
               20           881,635,680        5.53%          9.62%
               21           850,493,209        5.72%          9.62%
               22           818,830,885        5.53%          9.62%
               23           786,733,385        5.52%          9.61%
               24           754,294,952        7.60%          9.61%
               25           723,066,087        7.34%          9.61%
               26           692,918,186        7.60%          9.61%
               27           663,813,561        7.34%          9.61%
               28           635,715,843        7.34%          9.61%
               29           608,589,938        8.16%          9.61%
               30           582,401,985        7.94%          9.60%
               31           557,135,702        8.21%          9.60%
               32           532,742,068        7.93%          9.60%
               33           509,190,706        8.21%          9.60%
               34           486,452,300        7.93%          9.60%
               35           464,498,563        7.92%          9.59%
               36           443,302,286        9.27%          9.59%
               37           422,864,076        8.96%          9.59%
               38           422,864,076        9.26%          9.59%
               39           422,272,160        8.95%          9.59%
               40           407,920,681        8.94%          9.59%
               41           394,062,932        9.57%          9.58%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     $1,424,995,000 (APPROXIMATE)

                          YIELD MAINTENANCE AGREEMENT
                  CLASS M1, CLASS M2 AND CLASS M3 CERTIFICATES.

On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement
with [      ] (the "Counterparty") for the benefit of the Class M1, Class M2 and
Class M3 Certificates. The notional balance of the Yield Maintenance Agreement and the strike rates are in the table below. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the lower strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the upper strike rate. Net WAC Rate Carryover Amounts to the extent not covered by clause (xvi) of the Excess Cashflow Distribution will be covered to the extent of payments received by the Trustee under the Yield Maintenance Agreement. The Yield Maintenance Agreement will terminate after the Distribution Date in March 2008.

                      YIELD MAINTENANCE AGREEMENT SCHEDULE
           -----------------------------------------------------------
                                               LOWER          UPPER
             PERIOD         NOTIONAL           STRIKE         STRIKE
           -----------------------------------------------------------
               1          125,840,000          4.21%          9.02%
               2          125,840,000          5.08%          9.02%
               3          125,840,000          4.88%          9.02%
               4          125,840,000          4.88%          9.02%
               5          125,840,000          5.51%          9.02%
               6          125,840,000          4.89%          9.02%
               7          125,840,000          5.09%          9.02%
               8          125,840,000          4.89%          9.02%
               9          125,840,000          5.09%          9.02%
               10         125,840,000          4.89%          9.02%
               11         125,840,000          4.89%          9.02%
               12         125,840,000          5.11%          9.02%
               13         125,840,000          4.91%          9.02%
               14         125,840,000          5.11%          9.02%
               15         125,840,000          4.91%          9.02%
               16         125,840,000          4.91%          9.02%
               17         125,840,000          5.54%          9.02%
               18         125,840,000          4.93%          9.02%
               19         125,840,000          5.12%          9.02%
               20         125,840,000          4.93%          9.02%
               21         125,840,000          5.12%          9.02%
               22         125,840,000          4.93%          9.02%
               23         125,840,000          4.93%          9.02%
               24         125,840,000          7.01%          9.02%
               25         125,840,000          6.75%          9.02%
               26         125,840,000          7.01%          9.02%
               27         125,840,000          6.75%          9.02%
               28         125,840,000          6.75%          9.02%
               29         125,840,000          7.57%          9.02%
               30         125,840,000          7.36%          9.02%
               31         125,840,000          7.63%          9.02%
               32         125,840,000          7.35%          9.02%
               33         125,840,000          7.63%          9.02%
               34         125,840,000          7.35%          9.02%
               35         125,840,000          7.35%          9.02%
               36         125,840,000          8.70%          9.02%
               37         125,840,000          8.39%          9.02%
               38         112,906,669          8.72%          9.05%
               39          95,281,923          8.38%          9.02%
               40          92,043,641          8.37%          9.02%
               41          88,916,764          9.01%          9.02%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     $1,424,995,000 (APPROXIMATE)

                          YIELD MAINTENANCE AGREEMENT
             CLASS M4, CLASS M5, CLASS M6 AND CLASS M7 CERTIFICATES

On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement
with [      ] (the "Counterparty") for the benefit of the Class M4, Class M5,
Class M6 and Class M7 Certificates. The notional balance of the Yield Maintenance Agreement and the strike rates are in the table below. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the lower strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the upper strike rate. Net WAC Rate Carryover Amounts to the extent not covered by clause (xvi) of the Excess Cashflow Distribution will be covered to the extent of payments received by the Trustee under the Yield Maintenance Agreement. The Yield Maintenance Agreement will terminate after the Distribution Date in March 2008.

                      YIELD MAINTENANCE AGREEMENT SCHEDULE
           -----------------------------------------------------------
                                               LOWER          UPPER
             PERIOD         NOTIONAL           STRIKE         STRIKE
           -----------------------------------------------------------
               1           26,455,000          2.03%          6.84%
               2           26,455,000          2.90%          6.84%
               3           26,455,000          2.70%          6.84%
               4           26,455,000          2.70%          6.84%
               5           26,455,000          3.33%          6.84%
               6           26,455,000          2.71%          6.84%
               7           26,455,000          2.91%          6.84%
               8           26,455,000          2.71%          6.84%
               9           26,455,000          2.91%          6.84%
               10          26,455,000          2.71%          6.84%
               11          26,455,000          2.71%          6.84%
               12          26,455,000          2.93%          6.84%
               13          26,455,000          2.73%          6.84%
               14          26,455,000          2.93%          6.84%
               15          26,455,000          2.73%          6.84%
               16          26,455,000          2.73%          6.84%
               17          26,455,000          3.36%          6.84%
               18          26,455,000          2.75%          6.84%
               19          26,455,000          2.94%          6.84%
               20          26,455,000          2.75%          6.84%
               21          26,455,000          2.94%          6.84%
               22          26,455,000          2.75%          6.84%
               23          26,455,000          2.75%          6.84%
               24          26,455,000          4.83%          6.84%
               25          26,455,000          4.57%          6.84%
               26          26,455,000          4.83%          6.84%
               27          26,455,000          4.57%          6.84%
               28          26,455,000          4.57%          6.84%
               29          26,455,000          5.39%          6.84%
               30          26,455,000          5.18%          6.84%
               31          26,455,000          5.45%          6.84%
               32          26,455,000          5.17%          6.84%
               33          26,455,000          5.45%          6.84%
               34          26,455,000          5.17%          6.84%
               35          26,455,000          5.17%          6.84%
               36          26,455,000          6.52%          6.84%
               37          26,455,000          6.21%          6.84%
               38          19,653,905          6.53%          6.86%
               39          18,815,481          6.22%          6.86%
               40          18,005,910          6.21%          6.86%
               41          17,224,191          6.86%          6.87%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     $1,424,995,000 (APPROXIMATE)

                             INTEREST DISTRIBUTIONS

I. On each Distribution Date, the Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

(i) concurrently, to the holders of the Class A Certificates, pro rata, Accrued Certificate Interest for such Distribution Date;

(ii) concurrently, to the holders of the Class A Certificates, pro rata, the Unpaid Interest Shortfall Amount, if any, for such Distribution Date;

(iii) to the holders of the Class M-1 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(iv) to the holders of the Class M-2 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(v) to the holders of the Class M-3 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(vi) to the holders of the Class M-4 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(vii) to the holders of the Class M-5 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(viii) to the holders of the Class M-6 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(ix) to the holders of the Class M-7 Certificates, Accrued Certificate Interest for such class for such Distribution Date; and

(x)     any remainder as described under "Excess Cashflow Distribution".

On any Distribution Date, any shortfalls resulting from prepayment interest shortfalls not covered by Servicer compensating interest payments or from the application of the Relief Act or similar state laws will be allocated first to reduce the amounts otherwise remaining after clause (xvi) of the Excess Cashflow Distribution, and thereafter as a reduction to the Accrued Certificate Interest for the Offered Certificates on a pro rata basis based on the respective amounts of interest accrued on those Certificates for that Distribution Date. The holders of the Offered Certificates will not be entitled to reimbursement for the allocation of any such prepayment interest shortfalls or Relief Act shortfalls to such Certificates.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     $1,424,995,000 (APPROXIMATE)

                             PRINCIPAL DISTRIBUTIONS

I. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount will be distributed in the following order of priority:

(i) concurrently, to the holders of the Class A-PT and Sequential Certificates, pro rata, until the certificate principal balances thereof have been reduced to zero;

(ii) to the Class M-1 Certificates until the certificate principal balance is reduced to zero;

(iii) to the Class M-2 Certificates until the certificate principal balance is reduced to zero;

(iv) to the Class M-3 Certificates until the certificate principal balance is reduced to zero;

(v) to the Class M-4 Certificates until the certificate principal balance is reduced to zero;

(vi) to the Class M-5 Certificates until the certificate principal balance is reduced to zero;

(vii) to the Class M-6 Certificates until the certificate principal balance is reduced to zero; and

(viii) to the Class M-7 Certificates until the certificate principal balance is reduced to zero.

II. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Principal Distribution Amount will be distributed in the following order of priority:

(i) concurrently, to the holders of the Class A-PT and Sequential Certificates, pro rata, the Class A Principal Distribution Amount, until the certificate principal balances thereof have been reduced to zero;

(ii) to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(iii) to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(iv) to the Class M-3 Certificates, the Class M-3 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(v) to the Class M-4 Certificates, the Class M-4 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(vi) to the Class M-5 Certificates, the Class M-5 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(vii) to the Class M-6 Certificates, the Class M-6 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero; and

(viii) to the Class M-7 Certificates, the Class M-7 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     $1,424,995,000 (APPROXIMATE)

                           EXCESS CASHFLOW DISTRIBUTION

On each Distribution Date, any excess cashflow shall be paid as follows:

(i) to build or maintain the Overcollateralization Amount to the Overcollateralization Target Amount;

(ii)    to the Class M-1 Certificates, any Unpaid Interest Shortfall Amount;

(iii)   to the Class M-1 Certificates, any Allocated Realized Loss Amounts;

(iv)    to the Class M-2 Certificates, any Unpaid Interest Shortfall Amount;

(v)     to the Class M-2 Certificates, any Allocated Realized Loss Amounts;

(vi)    to the Class M-3 Certificates, any Unpaid Interest Shortfall Amount;

(vii)   to the Class M-3 Certificates, any Allocated Realized Loss Amounts;

(viii)  to the Class M-4 Certificates, any Unpaid Interest Shortfall Amount;

(ix)    to the Class M-4 Certificates, any Allocated Realized Loss Amounts;

(x)     to the Class M-5 Certificates, any Unpaid Interest Shortfall Amount;

(xi)    to the Class M-5 Certificates, any Allocated Realized Loss Amount;

(xii)   to the Class M-6 Certificates, any Unpaid Interest Shortfall Amount;

(xiii)  to the Class M-6 Certificates, any Allocated Realized Loss Amount;

(xiv)   to the Class M-7 Certificates, any Unpaid Interest Shortfall Amount;

(xv)    to the Class M-7 Certificates, any Allocated Realized Loss Amount;

(xvi) to the Offered Certificates an amount equal to any unpaid remaining Net WAC Rate Carryover Amounts in the same order and priority in which Accrued Certificate Interest is allocated; and

(xvii) any remaining amounts as specified in the pooling and servicing agreement.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     $1,424,995,000 (APPROXIMATE)

                                   DEFINITIONS

ACCRUED CERTIFICATE      Accrued Certificate Interest for each class of Offered
INTEREST:                Certificates for each Distribution Date means an amount
                         equal to the interest accrued during the Interest
                         Accrual Period on the certificate principal balance of such class of Certificates, as reduced by such class' interest percentage of prepayment interest shortfalls
                         (not covered by Servicer compensating interest payments) and shortfalls caused by the Relief Act or similar state laws for such Distribution Date as described under "Interest Distributions".

ALLOCATED REALIZED       An Allocated Realized Loss Amount with respect to any
LOSS AMOUNT:             class of the Mezzanine Certificates and any
                         Distribution Date is an amount equal to the sum of any Realized Loss allocated to that class of Certificates on such Distribution Date and any Allocated Realized
                         Loss Amount for that class remaining unpaid from the previous Distribution Date.

BASIC PRINCIPAL          The Basic Principal Distribution Amount means with
DISTRIBUTION AMOUNT:     respect to any Distribution Date the excess of (i) the
                         Principal Remittance Amount for such Distribution Date over (ii) the Overcollateralization Release Amount, if any, for such Distribution Date.

CLASS A PRINCIPAL        Class A Principal Distribution Amount means as of any
DISTRIBUTION AMOUNT:     Distribution Date (i) before the Stepdown Date or as to
                         which a Trigger Event is in effect, the lesser of (a) the aggregate certificate principal balance of the Class A Certificates immediately prior to such Distribution Date and (b) the Principal Distribution
                         Amount and (ii) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of
                         (a) the aggregate certificate principal balance of the Class A Certificates immediately prior to such Distribution Date over (b) the lesser of (x) the product of (1) approximately 78.00% and (2) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (y) the amount by which the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period exceeds the product of (1) 0.35% and (2) the Cut-off
                         Date Principal Balance.

CLASS M-1 PRINCIPAL      The Class M-1 Principal Distribution Amount is an
DISTRIBUTION AMOUNT:     amount equal to the excess of (x) the sum of the
                         certificate principal balance of the Class A
                         Certificates (after taking into account the Class A
                         Principal Distribution Amount) and the Class M-1
                         Certificates immediately prior to such Distribution
                         Date over (y) the lesser of (A) the product of (i) approximately 89.10% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.35% and
                         (y) the Cut-off Date Principal Balance.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     $1,424,995,000 (APPROXIMATE)

                                   DEFINITIONS

CLASS M-2 PRINCIPAL      The Class M-2 Principal Distribution Amount is an
DISTRIBUTION AMOUNT:     amount equal to the excess of (x) the sum of the
                         certificate principal balance of the Class A
                         Certificates (after taking into account the Class A
                         Certificates Principal Distribution Amount), the Class
                         M-1 Certificates (after taking into account the Class
                         M-1 Principal Distribution Amount) and the Class M-2
                         Certificates immediately prior to such Distribution
                         Date over (y) the lesser of (A) the product of (i) approximately 93.70% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.35% and
                         (y) the Cut-off Date Principal Balance.

CLASS M-3 PRINCIPAL      The Class M-3 Principal Distribution Amount is an
DISTRIBUTION AMOUNT:     amount equal to the excess of (x) the sum of the
                         certificate principal balance of the Class A
                         Certificates (after taking into account the Class A
                         Certificates Principal Distribution Amount), the Class
                         M-1 Certificates (after taking into account the Class
                         M-1 Principal Distribution Amount), the Class M-2
                         Certificates (after taking into account the Class M-2
                         Principal Distribution Amount) and the Class M-3
                         Certificates immediately prior to such Distribution
                         Date over (y) the lesser of (A) the product of (i) approximately 95.60% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.35% and
                         (y) the Cut-off Date Principal Balance.

CLASS M-4 PRINCIPAL      The Class M-4 Principal Distribution Amount is an
DISTRIBUTION AMOUNT:     amount equal to the excess of (x) the sum of the
                         certificate principal balance of the Class A
                         Certificates (after taking into account the Class A
                         Certificates Principal Distribution Amount), the Class
                         M-1 Certificates (after taking into account the Class
                         M-1 Principal Distribution Amount), the Class M-2
                         Certificates (after taking into account the Class M-2
                         Principal Distribution Amount), the Class M-3
                         Certificates (after taking into account the Class M-3
                         Principal Distribution Amount) and the Class M-4
                         Certificates immediately prior to such Distribution
                         Date over (y) the lesser of (A) the product of (i) approximately 96.60% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.35% and
                         (y) the Cut-off Date Principal Balance.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     $1,424,995,000 (APPROXIMATE)

                                   DEFINITIONS

CLASS M-5 PRINCIPAL      The Class M-5 Principal Distribution Amount is an
DISTRIBUTION AMOUNT:     amount equal to the excess of (x) the sum of the
                         certificate principal balance of the Class A
                         Certificates (after taking into account the Class A
                         Certificates Principal Distribution Amount), the Class
                         M-1 Certificates (after taking into account the Class
                         M-1 Principal Distribution Amount), the Class M-2
                         Certificates (after taking into account the Class M-2
                         Principal Distribution Amount), the Class M-3
                         Certificates (after taking into account the Class M-3
                         Principal Distribution Amount), the Class M-4
                         Certificates (after taking into account the Class M-4
                         Principal Distribution Amount) and the Class M-5
                         Certificates immediately prior to such Distribution
                         Date over (y) the lesser of (A) the product of (i) approximately 97.60% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.35% and
                         (y) the Cut-off Date Principal Balance.

CLASS M-6 PRINCIPAL      The Class M-6 Principal Distribution Amount is an
DISTRIBUTION AMOUNT:     amount equal to the excess of (x) the sum of the
                         certificate principal balance of the Class A
                         Certificates (after taking into account the Class A
                         Certificates Principal Distribution Amount), the Class
                         M-1 Certificates (after taking into account the Class
                         M-1 Principal Distribution Amount), the Class M-2
                         Certificates (after taking into account the Class M-2
                         Principal Distribution Amount), the Class M-3
                         Certificates (after taking into account the Class M-3
                         Principal Distribution Amount), the Class M-4
                         Certificates (after taking into account the Class M-4
                         Principal Distribution Amount), the Class M-5
                         Certificates (after taking into account the Class M-5
                         Principal Distribution Amount) and the Class M-6
                         Certificates immediately prior to such Distribution
                         Date over (y) the lesser of (A) the product of (i) approximately 98.60% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.35% and
                         (y) the Cut-off Date Principal Balance.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     $1,424,995,000 (APPROXIMATE)

                                   DEFINITIONS

CLASS M-7 PRINCIPAL      The Class M-7 Principal Distribution Amount is an
DISTRIBUTION AMOUNT:     amount equal to the excess of (x) the sum of the
                         certificate principal balance of the Class A
                         Certificates (after taking into account the Class A
                         Certificates Principal Distribution Amount), the Class
                         M-1 Certificates (after taking into account the Class
                         M-1 Principal Distribution Amount), the Class M-2
                         Certificates (after taking into account the Class M-2
                         Principal Distribution Amount), the Class M-3
                         Certificates (after taking into account the Class M-3
                         Principal Distribution Amount), the Class M-4
                         Certificates (after taking into account the Class M-4
                         Principal Distribution Amount), the Class M-5
                         Certificates (after taking into account the Class M-5
                         Principal Distribution Amount), the Class M-6
                         Certificates (after taking into account the Class M-6
                         Principal Distribution Amount) and the Class M-7
                         Certificates immediately prior to such Distribution
                         Date over (y) the lesser of (A) the product of (i) approximately 99.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.35% and
                         (y) the Cut-off Date Principal Balance.

EXTRA PRINCIPAL          The Extra Principal Distribution Amount with respect to
DISTRIBUTION AMOUNT:     any Distribution Date is the lesser of (x) the Excess
                         Cashflow for such Distribution Date and (y) the Overcollateralization Deficiency Amount for such
                         Distribution Date.

INTEREST REMITTANCE      The Interest Remittance Amount with respect to any
AMOUNT:                  Distribution Date is that portion of the Available
                         Funds for such Distribution Date attributable to interest received or advanced with respect to the Mortgage Loans.

PRINCIPAL DISTRIBUTION   The Principal Distribution Amount with respect to any
AMOUNT:                  Distribution Date is the sum of (i) the Basic Principal
                         Distribution Amount for such Distribution Date and (ii) the Extra Principal Distribution Amount for such
                         Distribution Date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     $1,424,995,000 (APPROXIMATE)

                                   DEFINITIONS

PRINCIPAL REMITTANCE     The Principal Remittance Amount means with respect to
AMOUNT:                  any Distribution Date, the sum of (i) all scheduled
                         payments of principal collected or advanced on the Mortgage Loans by the Servicer that were due during the related collection period and received by the Servicer on or prior to the related determination date, (ii) the principal portion of all partial and full principal prepayments of the Mortgage Loans applied by the Servicer during the related prepayment period, (iii) the principal portion of all related Net Liquidation
                         Proceeds and Insurance Proceeds and recoveries received during such prepayment period with respect to the Mortgage Loans, (iv) that portion of the Purchase
                         Price, representing principal of any repurchased
                         Mortgage Loans, deposited to the Collection Account during such prepayment period, (v) the principal portion of any related Substitution Adjustments deposited in the Collection Account during such prepayment period with respect to the Mortgage Loans, and (vi) on the Distribution Date on which the Trust is to be terminated in accordance with the Pooling and Servicing Agreement, that portion of the Termination
                         Price representing principal with respect to the Mortgage Loans.

REALIZED LOSSES:         A Realized Loss is (i) as to any Mortgage Loan that is
                         liquidated, the unpaid principal balance thereof less the net proceeds from the liquidation of, and any insurance proceeds from, such Mortgage Loan and the related mortgaged property which are applied to the principal balance of such Mortgage Loan, (ii) to the extent of the amount of any reduction of principal balance by a bankruptcy court of the mortgaged property at less than the amount of the Mortgage Loan and (iii) a reduction in the principal balance of a Mortgage Loan resulting from a modification by the Servicer.

                         All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the Excess Cashflow, second in reduction of the Overcollateralization Amount, third to the Class M-7 Certificates, fourth to the Class M-6 Certificates, fifth to the Class M-5 Certificates, sixth to the Class M-4 Certificates, seventh to the Class M-3 Certificates, eighth to the Class M-2 Certificates, and ninth to the Class M-1 Certificates. An allocation of any Realized Losses to a Mezzanine Certificate on any Distribution Date will be made by reducing the Certificate principal balance thereof, after taking into account all distributions made thereon on such Distribution Date. Realized Losses will not be allocated to the Class A Certificates. However, it is possible that under certain loss scenarios there will not be enough principal and interest on the Mortgage Loans to pay the Class A Certificates all interest and principal amounts to which such Certificates are then entitled.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     $1,424,995,000 (APPROXIMATE)

                                   DEFINITIONS

UNPAID INTEREST          The Unpaid Interest Shortfall Amount means (i) for each
SHORTFALL AMOUNT:        class of Offered Certificates and the first
                         Distribution Date, zero, and (ii) with respect to each class of Offered Certificates and any Distribution Date after the first Distribution Date, the amount, if any, by which (a) the sum of (1) Accrued Certificate
                         Interest for such class for the immediately preceding
                         Distribution Date and (2) the outstanding Unpaid
                         Interest Shortfall Amount, if any, for such class for such preceding Distribution Date exceeds (b) the aggregate amount distributed on such class in respect of interest on such preceding Distribution Date, plus interest on the amount of interest due but not paid on the Certificates of such class on such preceding
                         Distribution Date, to the extent permitted by law, at the Pass-Through Rate for such class for the Interest
                         Accrual Period.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     $1,424,995,000 (APPROXIMATE)

                                  BOND SUMMARY
                                   TO MATURITY

PPC                              0%            50%           75%          100%          125%          150%          175%
-----------------------------------------------------------------------------------------------------------------------------
CLASS A-PT (TO MATURITY)

  WAL (Yrs)                     19.71         5.41          3.84          2.98          2.43          2.04          1.73
  FirstPrinPay                25-Nov-04     25-Nov-04     25-Nov-04     25-NOV-04     25-Nov-04     25-Nov-04     25-Nov-04
  Maturity                    25-Sep-34     25-Jul-30     25-Feb-24     25-JUN-19     25-Apr-16     25-Feb-14     25-Jun-12
  Prin Window (Months)           359           309           232           176           138           112           92

CLASS A-1 (TO MATURITY)

  WAL (Yrs)                     10.50         1.51          1.19          1.00          0.87          0.78          0.71
  FirstPrinPay                25-Nov-04     25-Nov-04     25-Nov-04     25-NOV-04     25-Nov-04     25-Nov-04     25-Nov-04
  Maturity                    25-Nov-20     25-Apr-07     25-Sep-06     25-MAY-06     25-Mar-06     25-Jan-06     25-Dec-05
  Prin Window (Months)           193           30            23            19            17            15            14

CLASS A-2 (TO MATURITY)

  WAL (Yrs)                     22.64         5.43          3.84          3.00          2.45          2.06          1.83
  FirstPrinPay                25-Nov-20     25-Apr-07     25-Sep-06     25-MAY-06     25-Mar-06     25-Jan-06     25-Dec-05
  Maturity                    25-Dec-32     25-Sep-15     25-Apr-12     25-JUN-10     25-Apr-09     25-Jul-08     25-Jun-07
  Prin Window (Months)           146           102           68            50            38            31            19

CLASS A-3 (TO MATURITY)

  WAL (Yrs)                     29.10         15.22         10.59         7.95          6.28          5.13          3.84
  FirstPrinPay                25-Dec-32     25-Sep-15     25-Apr-12     25-JUN-10     25-Apr-09     25-Jul-08     25-Jun-07
  Maturity                    25-Sep-34     25-Jul-30     25-Feb-24     25-JUN-19     25-Apr-16     25-Feb-14     25-Jun-12
  Prin Window (Months)           22            179           143           109           85            68            61


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     $1,424,995,000 (APPROXIMATE)

                                  BOND SUMMARY
                                   TO MATURITY

PPC                              0%            50%           75%          100%          125%          150%          175%
-----------------------------------------------------------------------------------------------------------------------------
CLASS M-1 (TO MATURITY)

  WAL (Yrs)                     26.37         9.17          6.36          4.92          4.20          3.88          3.89
  FirstPrinPay                25-Oct-26     25-Apr-09     25-Dec-07     25-NOV-07     25-Dec-07     25-Jan-08     25-Mar-08
  Maturity                    25-Jul-34     25-May-25     25-Apr-19     25-AUG-15     25-Apr-13     25-Sep-11     25-Jun-10
  Prin Window (Months)           94            194           137           94            65            45            28

CLASS M-2 (TO MATURITY)

  WAL (Yrs)                     26.35         8.99          6.24          4.81          4.07          3.67          3.51
  FirstPrinPay                25-Oct-26     25-Apr-09     25-Dec-07     25-NOV-07     25-Nov-07     25-Dec-07     25-Jan-08
  Maturity                    25-May-34     25-May-22     25-Jan-17     25-DEC-13     25-Dec-11     25-Aug-10     25-Aug-09
  Prin Window (Months)           92            158           110           74            50            33            20

CLASS M-3 (TO MATURITY)

  WAL (Yrs)                     26.32         8.77          6.08          4.69          3.94          3.57          3.36
  FirstPrinPay                25-Oct-26     25-Apr-09     25-Dec-07     25-NOV-07     25-Nov-07     25-Dec-07     25-Dec-07
  Maturity                    25-Jan-34     25-Nov-19     25-Mar-15     25-AUG-12     25-Dec-10     25-Oct-09     25-Dec-08
  Prin Window (Months)           88            128           88            58            38            23            13

CLASS M-4 (TO MATURITY)

  WAL (Yrs)                     26.27         8.55          5.92          4.57          3.86          3.45          3.29
  FirstPrinPay                25-Oct-26     25-Apr-09     25-Dec-07     25-NOV-07     25-Nov-07     25-Nov-07     25-Dec-07
  Maturity                    25-Sep-33     25-Apr-18     25-Jan-14     25-SEP-11     25-Apr-10     25-Apr-09     25-Aug-08
  Prin Window (Months)           84            109           74            47            30            18             9

CLASS M-5 (TO MATURITY)

  WAL (Yrs)                     26.18         8.24          5.71          4.42          3.74          3.36          3.17
  FirstPrinPay                25-Oct-26     25-Apr-09     25-Dec-07     25-NOV-07     25-Nov-07     25-Nov-07     25-Nov-07
  Maturity                    25-Jun-33     25-Jan-17     25-Mar-13     25-FEB-11     25-Oct-09     25-Dec-08     25-Apr-08
  Prin Window (Months)           81            94            64            40            24            14             6

CLASS M-6 (TO MATURITY)

  WAL (Yrs)                     25.87         7.60          5.27          4.10          3.49          3.18          3.09
  FirstPrinPay                25-Oct-26     25-Apr-09     25-Dec-07     25-NOV-07     25-Nov-07     25-Nov-07     25-Nov-07
  Maturity                    25-Nov-32     25-May-15     25-Jan-12     25-APR-10     25-Mar-09     25-Jun-08     25-Nov-07
  Prin Window (Months)           74            74            50            30            17             8             1

CLASS M-7 (TO MATURITY)

  WAL (Yrs)                     24.42         6.04          4.23          3.40          3.12          3.09          3.09
  FirstPrinPay                25-Oct-26     25-Apr-09     25-Dec-07     25-NOV-07     25-Nov-07     25-Nov-07     25-Nov-07
  Maturity                    25-Apr-31     25-Sep-12     25-Apr-10     25-DEC-08     25-Mar-08     25-Nov-07     25-Nov-07
  Prin Window (Months)           55            42            29            14             5             1             1


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     $1,424,995,000 (APPROXIMATE)

                                  BOND SUMMARY
                          TO OPTIONAL TERMINATION DATE

PPC                              0%            50%           75%          100%          125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------
CLASS A-PT (TO CALL)

  WAL (Yrs)                     19.66         5.05          3.58          2.79          2.28          1.92          1.64
  FirstPrinPay                25-Nov-04     25-Nov-04     25-Nov-04     25-NOV-04     25-Nov-04     25-Nov-04     25-Nov-04
  Maturity                    25-Jun-33     25-Mar-17     25-Apr-13     25-MAR-11     25-Nov-09     25-Dec-08     25-Apr-08
  Prin Window (Months)           344           149           102           77            61            50            42

CLASS A-1 (TO CALL)

  WAL (Yrs)                     10.50         1.51          1.19          1.00          0.87          0.78          0.71
  FirstPrinPay                25-Nov-04     25-Nov-04     25-Nov-04     25-NOV-04     25-Nov-04     25-Nov-04     25-Nov-04
  Maturity                    25-Nov-20     25-Apr-07     25-Sep-06     25-MAY-06     25-Mar-06     25-Jan-06     25-Dec-05
  Prin Window (Months)           193           30            23            19            17            15            14

CLASS A-2 (TO CALL)

  WAL (Yrs)                     22.64         5.43          3.84          3.00          2.45          2.06          1.83
  FirstPrinPay                25-Nov-20     25-Apr-07     25-Sep-06     25-MAY-06     25-Mar-06     25-Jan-06     25-Dec-05
  Maturity                    25-Dec-32     25-Sep-15     25-Apr-12     25-JUN-10     25-Apr-09     25-Jul-08     25-Jun-07
  Prin Window (Months)           146           102           68            50            38            31            19

CLASS A-3 (TO CALL)

  WAL (Yrs)                     28.62         12.21         8.37          6.32          5.01          4.12          3.12
  FirstPrinPay                25-Dec-32     25-Sep-15     25-Apr-12     25-JUN-10     25-Apr-09     25-Jul-08     25-Jun-07
  Maturity                    25-Jun-33     25-Mar-17     25-Apr-13     25-MAR-11     25-Nov-09     25-Dec-08     25-Apr-08
  Prin Window (Months)            7            19            13            10             8             6            11


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     $1,424,995,000 (APPROXIMATE)

                                  BOND SUMMARY
                          TO OPTIONAL TERMINATION DATE

PPC                              0%            50%           75%          100%          125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------
CLASS M-1 (TO CALL)

  WAL (Yrs)                     26.24         8.46          5.85          4.55          3.91          3.65          3.50
  FirstPrinPay                25-Oct-26     25-Apr-09     25-Dec-07     25-NOV-07     25-Dec-07     25-Jan-08     25-Mar-08
  Maturity                    25-Jun-33     25-Mar-17     25-Apr-13     25-MAR-11     25-Nov-09     25-Dec-08     25-Apr-08
  Prin Window (Months)           81            96            65            41            24            12             2

CLASS M-2 (TO CALL)

  WAL (Yrs)                     26.24         8.46          5.85          4.53          3.85          3.50          3.37
  FirstPrinPay                25-Oct-26     25-Apr-09     25-Dec-07     25-NOV-07     25-Nov-07     25-Dec-07     25-Jan-08
  Maturity                    25-Jun-33     25-Mar-17     25-Apr-13     25-MAR-11     25-Nov-09     25-Dec-08     25-Apr-08
  Prin Window (Months)           81            96            65            41            25            13             4

CLASS M-3 (TO CALL)

  WAL (Yrs)                     26.24         8.46          5.85          4.53          3.82          3.47          3.27
  FirstPrinPay                25-Oct-26     25-Apr-09     25-Dec-07     25-NOV-07     25-Nov-07     25-Dec-07     25-Dec-07
  Maturity                    25-Jun-33     25-Mar-17     25-Apr-13     25-MAR-11     25-Nov-09     25-Dec-08     25-Apr-08
  Prin Window (Months)           81            96            65            41            25            13             5

CLASS M-4 (TO CALL)

  WAL (Yrs)                     26.24         8.46          5.85          4.53          3.82          3.42          3.26
  FirstPrinPay                25-Oct-26     25-Apr-09     25-Dec-07     25-NOV-07     25-Nov-07     25-Nov-07     25-Dec-07
  Maturity                    25-Jun-33     25-Mar-17     25-Apr-13     25-MAR-11     25-Nov-09     25-Dec-08     25-Apr-08
  Prin Window (Months)           81            96            65            41            25            14             5

CLASS M-5 (TO CALL)

  WAL (Yrs)                     26.18         8.24          5.71          4.42          3.74          3.36          3.17
  FirstPrinPay                25-Oct-26     25-Apr-09     25-Dec-07     25-NOV-07     25-Nov-07     25-Nov-07     25-Nov-07
  Maturity                    25-Jun-33     25-Jan-17     25-Mar-13     25-FEB-11     25-Oct-09     25-Dec-08     25-Apr-08
  Prin Window (Months)           81            94            64            40            24            14             6

CLASS M-6 (TO CALL)

  WAL (Yrs)                     25.87         7.60          5.27          4.10          3.49          3.18          3.09
  FirstPrinPay                25-Oct-26     25-Apr-09     25-Dec-07     25-NOV-07     25-Nov-07     25-Nov-07     25-Nov-07
  Maturity                    25-Nov-32     25-May-15     25-Jan-12     25-APR-10     25-Mar-09     25-Jun-08     25-Nov-07
  Prin Window (Months)           74            74            50            30            17             8             1

CLASS M-7 (TO CALL)

  WAL (Yrs)                     24.42         6.04          4.23          3.40          3.12          3.09          3.09
  FirstPrinPay                25-Oct-26     25-Apr-09     25-Dec-07     25-NOV-07     25-Nov-07     25-Nov-07     25-Nov-07
  Maturity                    25-Apr-31     25-Sep-12     25-Apr-10     25-DEC-08     25-Mar-08     25-Nov-07     25-Nov-07
  Prin Window (Months)           55            42            29            14             5             1             1


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     $1,424,995,000 (APPROXIMATE)

                              NET WAC CAP SCHEDULE
                              CLASS A CERTIFICATES

                  DISTRIBUTION     NET WAC     NET WAC     EFFECTIVE NET
       PERIOD         DATE         RATE(1)     RATE(2)     WAC RATE(2)(3)
       ------------------------------------------------------------------
         1         11/25/2004       5.19%        5.19%         10.00%
         2         12/25/2004       6.06%        6.06%         10.00%
         3         01/25/2005       5.86%        5.86%         10.00%
         4         02/25/2005       5.86%        5.86%         10.00%
         5         03/25/2005       6.49%        6.49%         10.00%
         6         04/25/2005       5.87%        5.87%         10.00%
         7         05/25/2005       6.06%        6.07%         10.00%
         8         06/25/2005       5.87%        5.87%         10.00%
         9         07/25/2005       6.06%        6.07%         10.00%
         10        08/25/2005       5.87%        5.87%         10.00%
         11        09/25/2005       5.87%        5.87%         10.00%
         12        10/25/2005       6.06%        6.09%         10.00%
         13        11/25/2005       5.86%        5.89%         10.00%
         14        12/25/2005       6.06%        6.09%         10.00%
         15        01/25/2006       5.86%        5.89%         10.00%
         16        02/25/2006       5.86%        5.89%         10.00%
         17        03/25/2006       6.49%        6.52%         10.00%
         18        04/25/2006       5.86%        5.91%         10.00%
         19        05/25/2006       6.06%        6.10%         10.00%
         20        06/25/2006       5.86%        5.91%         10.00%
         21        07/25/2006       6.06%        6.10%         10.00%
         22        08/25/2006       5.87%        5.91%         10.00%
         23        09/25/2006       5.87%        5.91%         10.00%
         24        10/25/2006       6.24%        7.99%         10.00%
         25        11/25/2006       6.04%        7.73%         10.00%
         26        12/25/2006       6.24%        7.99%         10.00%
         27        01/25/2007       6.04%        7.73%         10.00%
         28        02/25/2007       6.04%        7.73%         10.00%
         29        03/25/2007       6.69%        8.55%         10.00%
         30        04/25/2007       6.04%        8.34%         10.00%
         31        05/25/2007       6.24%        8.61%         10.00%
         32        06/25/2007       6.04%        8.33%         10.00%
         33        07/25/2007       6.24%        8.61%         10.00%
         34        08/25/2007       6.04%        8.33%         10.00%
         35        09/25/2007       6.04%        8.33%         10.00%
         36        10/25/2007       6.29%        9.68%         10.00%
         37        11/25/2007       6.09%        9.37%         10.00%
         38        12/25/2007       6.29%        9.67%         10.00%
         39        01/25/2008       6.09%        9.36%         10.00%
         40        02/25/2008       6.09%        9.35%         10.00%
         41        03/25/2008       6.51%        9.99%         10.00%
         42        04/25/2008       6.09%       10.08%         10.08%
         43        05/25/2008       6.29%       10.41%         10.41%
         44        06/25/2008       6.09%       10.07%         10.07%
         45        07/25/2008       6.29%       10.40%         10.40%
         46        08/25/2008       6.09%       10.06%         10.06%
         47        09/25/2008       6.09%       10.05%         10.05%
         48        10/25/2008       6.29%       10.53%         10.53%
         49        11/25/2008       6.09%       10.18%         10.18%
         50        12/25/2008       6.29%       10.51%         10.51%
         51        01/25/2009       6.09%       10.17%         10.17%
         52        02/25/2009       6.09%       10.16%         10.16%
         53        03/25/2009       6.75%       11.25%         11.25%
         54        04/25/2009       6.09%       10.29%         10.29%
         55        05/25/2009       6.30%       10.63%         10.63%
         56        06/25/2009       6.09%       10.28%         10.28%
         57        07/25/2009       6.30%       10.61%         10.61%
         58        08/25/2009       6.10%       10.27%         10.27%
         59        09/25/2009       6.10%       10.27%         10.27%
         60        10/25/2009       6.30%       10.91%         10.91%
         61        11/25/2009       6.10%       10.55%         10.55%
         62        12/25/2009       6.30%       10.89%         10.89%
         63        01/25/2010       6.10%       10.53%         10.53%
         64        02/25/2010       6.10%       10.53%         10.53%
         65        03/25/2010       6.76%       11.65%         11.65%
         66        04/25/2010       6.10%       10.61%         10.61%
         67        05/25/2010       6.31%       10.96%         10.96%
         68        06/25/2010       6.10%       10.59%         10.59%
         69        07/25/2010       6.31%       10.94%         10.94%
         70        08/25/2010       6.11%       10.58%         10.58%
         71        09/25/2010       6.11%       10.57%         10.57%
         72        10/25/2010       6.31%       11.01%         11.01%
         73        11/25/2010       6.11%       10.65%         10.65%
         74        12/25/2010       6.31%       11.00%         11.00%
         75        01/25/2011       6.11%       10.63%         10.63%
         76        02/25/2011       6.11%       10.62%         10.62%
         77        03/25/2011       6.77%       11.75%         11.75%

        (1) Assumes 6-month LIBOR at 2.17% and is run at the pricing speed to call.

        (2) Assumes the 6-month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the pricing speed to call.

        (3) Assumes 1-month LIBOR equal 20.00% and payments are received from the applicable Yield Maintenance Agreement(s).


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     $1,424,995,000 (APPROXIMATE)

                              NET WAC CAP SCHEDULE
                  CLASS M1, CLASS M2 AND CLASS M3 CERTIFICATES.

                   DISTRIBUTION     NET WAC     NET WAC     EFFECTIVE NET
        PERIOD         DATE         RATE(1)     RATE(2)     WAC RATE(2)(3)
      --------------------------------------------------------------------
          1         11/25/2004       5.19%        5.19%         10.00%
          2         12/25/2004       6.06%        6.06%         10.00%
          3         01/25/2005       5.86%        5.86%         10.00%
          4         02/25/2005       5.86%        5.86%         10.00%
          5         03/25/2005       6.49%        6.49%         10.00%
          6         04/25/2005       5.87%        5.87%         10.00%
          7         05/25/2005       6.06%        6.07%         10.00%
          8         06/25/2005       5.87%        5.87%         10.00%
          9         07/25/2005       6.06%        6.07%         10.00%
          10        08/25/2005       5.87%        5.87%         10.00%
          11        09/25/2005       5.87%        5.87%         10.00%
          12        10/25/2005       6.06%        6.09%         10.00%
          13        11/25/2005       5.86%        5.89%         10.00%
          14        12/25/2005       6.06%        6.09%         10.00%
          15        01/25/2006       5.86%        5.89%         10.00%
          16        02/25/2006       5.86%        5.89%         10.00%
          17        03/25/2006       6.49%        6.52%         10.00%
          18        04/25/2006       5.86%        5.91%         10.00%
          19        05/25/2006       6.06%        6.10%         10.00%
          20        06/25/2006       5.86%        5.91%         10.00%
          21        07/25/2006       6.06%        6.10%         10.00%
          22        08/25/2006       5.87%        5.91%         10.00%
          23        09/25/2006       5.87%        5.91%         10.00%
          24        10/25/2006       6.24%        7.99%         10.00%
          25        11/25/2006       6.04%        7.73%         10.00%
          26        12/25/2006       6.24%        7.99%         10.00%
          27        01/25/2007       6.04%        7.73%         10.00%
          28        02/25/2007       6.04%        7.73%         10.00%
          29        03/25/2007       6.69%        8.55%         10.00%
          30        04/25/2007       6.04%        8.34%         10.00%
          31        05/25/2007       6.24%        8.61%         10.00%
          32        06/25/2007       6.04%        8.33%         10.00%
          33        07/25/2007       6.24%        8.61%         10.00%
          34        08/25/2007       6.04%        8.33%         10.00%
          35        09/25/2007       6.04%        8.33%         10.00%
          36        10/25/2007       6.29%        9.68%         10.00%
          37        11/25/2007       6.09%        9.37%         10.00%
          38        12/25/2007       6.29%        9.67%         10.00%
          39        01/25/2008       6.09%        9.36%         10.00%
          40        02/25/2008       6.09%        9.35%         10.00%
          41        03/25/2008       6.51%        9.99%         10.00%
          42        04/25/2008       6.09%       10.08%         10.08%
          43        05/25/2008       6.29%       10.41%         10.41%
          44        06/25/2008       6.09%       10.07%         10.07%
          45        07/25/2008       6.29%       10.40%         10.40%
          46        08/25/2008       6.09%       10.06%         10.06%
          47        09/25/2008       6.09%       10.05%         10.05%
          48        10/25/2008       6.29%       10.53%         10.53%
          49        11/25/2008       6.09%       10.18%         10.18%
          50        12/25/2008       6.29%       10.51%         10.51%
          51        01/25/2009       6.09%       10.17%         10.17%
          52        02/25/2009       6.09%       10.16%         10.16%
          53        03/25/2009       6.75%       11.25%         11.25%
          54        04/25/2009       6.09%       10.29%         10.29%
          55        05/25/2009       6.30%       10.63%         10.63%
          56        06/25/2009       6.09%       10.28%         10.28%
          57        07/25/2009       6.30%       10.61%         10.61%
          58        08/25/2009       6.10%       10.27%         10.27%
          59        09/25/2009       6.10%       10.27%         10.27%
          60        10/25/2009       6.30%       10.91%         10.91%
          61        11/25/2009       6.10%       10.55%         10.55%
          62        12/25/2009       6.30%       10.89%         10.89%
          63        01/25/2010       6.10%       10.53%         10.53%
          64        02/25/2010       6.10%       10.53%         10.53%
          65        03/25/2010       6.76%       11.65%         11.65%
          66        04/25/2010       6.10%       10.61%         10.61%
          67        05/25/2010       6.31%       10.96%         10.96%
          68        06/25/2010       6.10%       10.59%         10.59%
          69        07/25/2010       6.31%       10.94%         10.94%
          70        08/25/2010       6.11%       10.58%         10.58%
          71        09/25/2010       6.11%       10.57%         10.57%
          72        10/25/2010       6.31%       11.01%         11.01%
          73        11/25/2010       6.11%       10.65%         10.65%
          74        12/25/2010       6.31%       11.00%         11.00%
          75        01/25/2011       6.11%       10.63%         10.63%
          76        02/25/2011       6.11%       10.62%         10.62%
          77        03/25/2011       6.77%       11.75%         11.75%

        (1) Assumes 6-month LIBOR at 2.17% and is run at the pricing speed to call.

        (2) Assumes the 6-month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the pricing speed to call.

        (3) Assumes 1-month LIBOR equal 20.00% and payments are received from the applicable Yield Maintenance Agreement(s).


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

     FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
     $1,424,995,000 (APPROXIMATE)

                              NET WAC CAP SCHEDULE
             CLASS M4, CLASS M5, CLASS M6 AND CLASS M7 CERTIFICATES

                   DISTRIBUTION     NET WAC     NET WAC     EFFECTIVE NET
        PERIOD         DATE         RATE(1)     RATE(2)     WAC RATE(2)(3)
      --------------------------------------------------------------------
           1        11/25/2004       5.19%        5.19%         10.00%
           2        12/25/2004       6.06%        6.06%         10.00%
           3        01/25/2005       5.86%        5.86%         10.00%
           4        02/25/2005       5.86%        5.86%         10.00%
           5        03/25/2005       6.49%        6.49%         10.00%
           6        04/25/2005       5.87%        5.87%         10.00%
           7        05/25/2005       6.06%        6.07%         10.00%
           8        06/25/2005       5.87%        5.87%         10.00%
           9        07/25/2005       6.06%        6.07%         10.00%
          10        08/25/2005       5.87%        5.87%         10.00%
          11        09/25/2005       5.87%        5.87%         10.00%
          12        10/25/2005       6.06%        6.09%         10.00%
          13        11/25/2005       5.86%        5.89%         10.00%
          14        12/25/2005       6.06%        6.09%         10.00%
          15        01/25/2006       5.86%        5.89%         10.00%
          16        02/25/2006       5.86%        5.89%         10.00%
          17        03/25/2006       6.49%        6.52%         10.00%
          18        04/25/2006       5.86%        5.91%         10.00%
          19        05/25/2006       6.06%        6.10%         10.00%
          20        06/25/2006       5.86%        5.91%         10.00%
          21        07/25/2006       6.06%        6.10%         10.00%
          22        08/25/2006       5.87%        5.91%         10.00%
          23        09/25/2006       5.87%        5.91%         10.00%
          24        10/25/2006       6.24%        7.99%         10.00%
          25        11/25/2006       6.04%        7.73%         10.00%
          26        12/25/2006       6.24%        7.99%         10.00%
          27        01/25/2007       6.04%        7.73%         10.00%
          28        02/25/2007       6.04%        7.73%         10.00%
          29        03/25/2007       6.69%        8.55%         10.00%
          30        04/25/2007       6.04%        8.34%         10.00%
          31        05/25/2007       6.24%        8.61%         10.00%
          32        06/25/2007       6.04%        8.33%         10.00%
          33        07/25/2007       6.24%        8.61%         10.00%
          34        08/25/2007       6.04%        8.33%         10.00%
          35        09/25/2007       6.04%        8.33%         10.00%
          36        10/25/2007       6.29%        9.68%         10.00%
          37        11/25/2007       6.09%        9.37%         10.00%
          38        12/25/2007       6.29%        9.67%         10.00%
          39        01/25/2008       6.09%        9.36%         10.00%
          40        02/25/2008       6.09%        9.35%         10.00%
          41        03/25/2008       6.51%        9.99%         10.00%
          42        04/25/2008       6.09%       10.08%         10.08%
          43        05/25/2008       6.29%       10.41%         10.41%
          44        06/25/2008       6.09%       10.07%         10.07%
          45        07/25/2008       6.29%       10.40%         10.40%
          46        08/25/2008       6.09%       10.06%         10.06%
          47        09/25/2008       6.09%       10.05%         10.05%
          48        10/25/2008       6.29%       10.53%         10.53%
          49        11/25/2008       6.09%       10.18%         10.18%
          50        12/25/2008       6.29%       10.51%         10.51%
          51        01/25/2009       6.09%       10.17%         10.17%
          52        02/25/2009       6.09%       10.16%         10.16%
          53        03/25/2009       6.75%       11.25%         11.25%
          54        04/25/2009       6.09%       10.29%         10.29%
          55        05/25/2009       6.30%       10.63%         10.63%
          56        06/25/2009       6.09%       10.28%         10.28%
          57        07/25/2009       6.30%       10.61%         10.61%
          58        08/25/2009       6.10%       10.27%         10.27%
          59        09/25/2009       6.10%       10.27%         10.27%
          60        10/25/2009       6.30%       10.91%         10.91%
          61        11/25/2009       6.10%       10.55%         10.55%
          62        12/25/2009       6.30%       10.89%         10.89%
          63        01/25/2010       6.10%       10.53%         10.53%
          64        02/25/2010       6.10%       10.53%         10.53%
          65        03/25/2010       6.76%       11.65%         11.65%
          66        04/25/2010       6.10%       10.61%         10.61%
          67        05/25/2010       6.31%       10.96%         10.96%
          68        06/25/2010       6.10%       10.59%         10.59%
          69        07/25/2010       6.31%       10.94%         10.94%
          70        08/25/2010       6.11%       10.58%         10.58%
          71        09/25/2010       6.11%       10.57%         10.57%
          72        10/25/2010       6.31%       11.01%         11.01%
          73        11/25/2010       6.11%       10.65%         10.65%
          74        12/25/2010       6.31%       11.00%         11.00%
          75        01/25/2011       6.11%       10.63%         10.63%
          76        02/25/2011       6.11%       10.62%         10.62%
          77        03/25/2011       6.77%       11.75%         11.75%

        (1) Assumes 6-month LIBOR at 2.17% and is run at the pricing speed to call.

        (2) Assumes the 6-month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the pricing speed to call.

        (3) Assumes 1-month LIBOR equal 20.00% and payments are received from the applicable Yield Maintenance Agreement(s).


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.